SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          Mentor Income Fund, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[LOGO]




                           Mentor Income Fund, Inc.


                                                                 August 3, 1998


Dear Shareholder,

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Mentor Income Fund, Inc. The Meeting will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia on August 26, 1998 at 10:00 a.m. At the meeting, shareholders will be asked to consider the election of three Directors and to ratify the selection of the Fund's independent accountants.

     Although the Board of Directors of the Fund would like very much to have each shareholder attend the Meeting, it realizes that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

     We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.


                                  Sincerely,




/s/ Daniel J. Ludeman     /s/ Paul F. Costello
---------------------     --------------------
Daniel J. Ludeman         Paul F. Costello
Chairman of the Board     President


SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                           Mentor Income Fund, Inc.
                             901 East Byrd Street
                           Richmond, Virginia 23219


                 --------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 --------------------------------------------
                                August 26, 1998




     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of Mentor Income Fund, Inc., a Virginia corporation, will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia on August 26, 1998 at 10:00 a.m. for the following purposes:

   1. To elect three Directors to hold office for the term specified and until their successors are duly elected and qualified.

   2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent accountants of the Fund for the fiscal year ending October 31, 1998.

   3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on July 22, 1998 are entitled to notice of and to vote at the Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Geoffrey B. Sale
                                        --------------------
                                        Geoffrey B. Sale
                                        Secretary

August 3, 1998

                           Mentor Income Fund, Inc.
                             901 East Byrd Street
                           Richmond, Virginia 23219


                               -----------------
                                PROXY STATEMENT
                               -----------------

     The enclosed proxy is solicited by the Board of Directors of Mentor Income Fund, Inc. for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m. on August 26, 1998, at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia and any adjournment thereof (the "Meeting"). Shareholders of record at the close of business on July 22, 1998 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about August 3, 1998.

     Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees for Director and ratification of independent accountants. A proxy may be revoked at any time prior to its use. It may be revoked by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

     The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, officers, and regular employees and agents of the Fund without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     As of the Record Date, there were 11,817,776 shares of the Fund outstanding. Each share will be entitled to one vote on all matters presented at the Meeting. The shares of the Fund do not have cumulative voting rights. As of July 22, 1998, all the Directors and officers and the nominees for election as a Director of the Fund, as a group, owned beneficially 63,131 shares of the Fund (less than 1% of the total outstanding shares). As of the Record Date, to the knowledge of management, no person owned beneficially 5% or more of the outstanding shares of the Fund.

     As of July 22, 1998, the Fund had net assets of $117,990,723.

     Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be received at the Fund's office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, no later than April 28, 1999.

     Copies of the Annual Report of the Fund for the fiscal year ended October 31, 1997 and the Semi-Annual Report of the Fund for the period ended April 30, 1998 may be obtained without charge by calling Mentor Investment Group, LLC at 1-800-869-6042 or writing Mentor Investment Group, LLC, Investor Relations Office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219.


I. ELECTION OF DIRECTORS

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year the term of office of one class will expire. The Board of Directors of the Fund is proposing that shareholders elect Messrs. Jerry R. Barrentine, Arnold H. Dreyfuss, and Arch T. Allen, III to serve as Directors of the Fund; each would serve for a three-year term to expire at the 2001 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Each of Messrs. Barrentine, Dreyfuss, and Allen has consented to serve as a Director if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of substitute nominees.

     Nominees for Director. The following table provides information concerning the nominees for election as a Director.



                                                                                           Shares owned
Name, Address, and                                                            Director     Beneficially as
Offices with the Fund        Principal Occupation and Age                     Since        of July 22, 1998
--------------------------   ----------------------------------------------   ----------   -----------------
Class II nominees to serve until the 2001 Annual Meeting of Shareholders:

Jerry R. Barrentine          President, J.R. Barrentine & Associates          1988         6,025**
17716 River Ford Drive       (mortgage banking consultants) (since July
Davidson, NC 28036           1997). Trustee, Mentor Funds, Mentor
Director                     Variable Investment Portfolios, Mentor
                             Institutional Trust, and Cash Resource Trust;
                             Director, America's Utility Fund, Inc.
                             Formerly, Executive Vice President and CFO,
                             Barclays American/Mortgage Corporation
                             (financial services) (November 1992-July
                             1997); Managing Partner, Barrentine Lott &
                             Associates, Inc. (financial services
                             consultants) (November 1981-November
                             1992). (Age 64)

Arch T. Allen, III           Attorney at Law, Raleigh, North Carolina         1997         None
1214 Cowper Drive            (since August 1995). Trustee, Mentor Funds,
Raleigh, NC 27608            Mentor Variable Investment Portfolios, Mentor
Director                     Institutional Trust, and Cash Resource Trust.
                             Formerly, Vice Chancellor for Development
                             and University Relations, University of
                             North Carolina at Chapel Hill. Director,
                             America's Utility Fund, Inc. (November
                             1993-October 1997). (Age 57)

Arnold H. Dreyfuss           Chairman, Eskimo Pie Corporation. Director,      1997         None
901 Morefield Park Drive     Old America Stores. Trustee, Mentor Funds,
Richmond, VA 23236           Mentor Variable Investment Portfolios, Mentor
Director                     Institutional Trust, and Cash Resource Trust;
                             Director, America's Utility Fund, Inc.
                             Formerly, Chairman and Chief Executive
                             Officer, Hamilton Beach/Proctor-Silex, Inc.
                             (Age 69)

     Continuing Directors. The other current Directors of the Fund include three Class I Directors and four Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. They are as follows:



                                                                                         Shares owned
Name, Address, and                                                          Director     Beneficially as
Offices with the Fund        Principal Occupation and Age                   Since        of July 22, 1998
--------------------------   --------------------------------------------   ----------   -----------------
                                        Class I (Term Expiring in 2000)

Weston E. Edwards            President, Weston Edwards & Associates         1988         47,089**
361 Forest Avenue            (business brokers and consultants)
Suite 205                    (September 1994-present and July
Laguna Beach, CA 92651       1988-July 1993). Trustee, Mentor Funds,
Director                     Mentor Variable Investment Portfolios,
                             Mentor Institutional Trust, and Cash
                             Resource Trust; Director, America's Utility
                             Fund, Inc. Founder and Chairman, The
                             Housing Roundtable (since February 1981).
                             Formerly, President, Smart Mortgage
                             Access, Inc. (realtor-based mortgage
                             services) (July 1993-September 1994).
                             (Age 64)

Troy A. Peery, Jr.           President, Heilig-Meyers Company (a retail     1997         None
12560 West Creek Parkway     furniture company). Director, S&K Famous
Richmond, VA 23238           Brands, Inc. and Open Plan Systems, Inc.
Director                     Trustee, Mentor Variable Investment
                             Portfolios, Mentor Funds, Mentor
                             Institutional Trust, and Cash Resource
                             Trust; Director, America's Utility Fund,
                             Inc. (Age 52)

Peter J. Quinn, Jr.*         President, Mentor Distributors, LLC;           1997         None
901 East Byrd Street         Managing Director, Mentor Investment
Richmond, VA 23219           Group, LLC, Mentor Investment Advisors,
Director                     LLC, and Wheat First Butcher Singer, Inc.;
                             Trustee, Mentor Funds, Mentor Variable
                             Investment Portfolios, Mentor Institutional
                             Trust, and Cash Resource Trust; Director,
                             America's Utility Fund, Inc. Formerly,
                             Senior Vice President/ Director of Mutual
                             Funds, Wheat First Butcher Singer, Inc.
                             (Age 38)

                                                                                      Shares owned
Name, Address, and                                                       Director     Beneficially as
Offices with the Fund     Principal Occupation and Age                   Since        of July 22, 1998
-----------------------   --------------------------------------------   ----------   -----------------
                                     Class III (Term Expiring in 1999)

J. Garnett Nelson         Consultant, Mid-Atlantic Holdings, LLC         1991         7,017**
5621 Cary Street Road     (since February 1995). Trustee, Mentor
#100                      Funds, Mentor Variable Investment
Richmond, VA 23226        Portfolios, Mentor Institutional Trust, and
Director                  Cash Resource Trust. Director, America's
                          Utility Fund, Inc. Director, GE Investment
                          Funds, Inc., successor to Life of Virginia
                          Series Fund, Inc. (since 1990); Director,
                          LandAmerica Financial Group, Inc. (since
                          1991); Member, Investment Advisory
                          Committee, Virginia Retirement System
                          (since April 1995). Formerly, Senior Vice
                          President, The Life Insurance Company of
                          Virginia (1990- February 1995). (Age 59)

Daniel J. Ludeman*        Chairman and Chief Executive Officer,          1993         3,000**
901 East Byrd Street      Mentor Investment Group, LLC (since July
Richmond, VA 23219        1991); Managing Director, Wheat, First
Chairman of the Board     Securities, Inc. (since August 1984);
                          Director, Wheat First Butcher Singer, Inc.
                          (since June 1991); Chairman and Director,
                          America's Utility Fund, Inc.; Chairman and
                          Trustee, Mentor Variable Investment
                          Portfolios, Mentor Funds, Cash Resource
                          Trust, and Mentor Institutional Trust.
                          (Age 41)

                                                                                           Shares owned
Name, Address, and                                                            Director     Beneficially as
Offices with the Fund        Principal Occupation and Age                     Since        of July 22, 1998
--------------------------   ----------------------------------------------   ----------   -----------------
Thomas F. Keller             R.J. Reynolds Industries Professor of            1997         None
Fuqua School of Business     Business Administration and Former Dean
Duke University              of Fuqua School of Business, Duke
Box 90120                    University. Director, LADD Furniture, Inc.,
Durham, NC 27708-0120        Wendy's International, Inc., American
Director                     Business Products, Inc., Dimon, Inc., and
                             Biogen, Inc. Director, Nations Balanced
                             Target Maturity Fund, Inc., Nations
                             Government Income Term Trust 2003, Inc.,
                             Nations Government Income Term Trust
                             2004, Inc., Hatteras Income Securities, Inc.,
                             Nations Institutional Reserves, Nations
                             Fund Trust, Nations Fund, Inc., Nations
                             Fund Portfolios, Inc., and Nations LifeGoal
                             Fund, Inc. Trustee, Mentor Variable
                             Investment Portfolios, Mentor Funds,
                             Mentor Institutional Trust, and Cash
                             Resource Trust; Director, America's Utility
                             Fund, Inc. (Age 66)

Louis W. Moelchert, Jr.      Vice President for Investments, University       1997         None
University of Richmond       of Richmond. Director, Venture Lending &
Maryland Hall                Leasing II, Inc. (a closed-end investment
Richmond, VA 23173           company) and America's Utility Fund, Inc.
Director                     Trustee, The Common Fund, Mentor
                             Variable Investment Portfolios, Mentor
                             Funds, Mentor Institutional Trust, and Cash
                             Resource Trust. (Age 56)

----------
* Each of Messrs. Ludeman and Quinn is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by reason of his association with Mentor Investment Advisors, LLC ("Mentor Advisors") and its affiliates.

** Less than 1% of the total outstanding shares.

     Remuneration of Directors and officers. Each Director who is not an officer or employee of Mentor Advisors, the Fund's investment adviser, or its affiliates, receives an annual fee of $20,000 from the Mentor Family of Funds. The term "Mentor Family of Funds" includes the Fund, America's Utility Fund, Inc., Mentor Funds, Mentor Variable Investment Portfolios, Mentor Institutional Trust, and Cash Resource Trust. A portion of the annual fee will be paid by the Fund based on the amount of its net assets in relation to the net assets of the Mentor Family of Funds as a whole. In addition, the Directors receive a fee of $3,000 for each meeting attended. Members of the Audit Committee receive a fee of $1,000 for each meeting of the Audit Committee they attend, in addition to which the Chairman of the Audit Committee receives an annual fee of $2,000. The Fund does not pay any compensation to its officers or Directors who are affiliated with Mentor Advisors.

     The following table sets forth aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1997. The Total Compensation column listed below includes compensation paid to each of the Directors for his services as a Director or Trustee of one or more of America's Utility Fund, Inc., Mentor Funds, Mentor Variable Investment Portfolios, Mentor Institutional Trust, and Cash Resource Trust (the "Trusts") for the year ended December 31, 1997. The Fund and the Trusts are considered part of the same "Fund Complex" for this purpose.


                                  Aggregate         Pension or Retirement        Total Compensation
                                 Compensation     Benefits Accrued as Part     From Fund Complex Paid
      Name of Director            From Fund*          of Fund Expenses             to Directors*
----------------------------   ---------------   --------------------------   -----------------------
   Jerry R. Barrentine             $20,000                 None                       $20,000
   Arnold H. Dreyfuss                None                  None                        12,200
   Arch T. Allen, III                None                  None                        11,000
   Troy A. Peery, Jr.                None                  None                        11,175
   Weston E. Edwards                28,000                 None                        28,000
   J. Garnett Nelson                20,000                 None                        20,000
   Thomas F. Keller                  None                  None                        12,200
   Louis W. Moelchert, Jr.           None                  None                        26,200

----------
* For periods prior to October 14, 1997, the compensation figures listed reflect the fee schedules for Directors/Trustees of the Fund and the Trusts in effect through that date.

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The officers of the Fund, other than those who are Directors or a nominee for Director, are as follows: Paul F. Costello (Age 37), President since June 1994; Terry L. Perkins (Age 51), Treasurer since December 1988; Geoffrey B. Sale (Age 33), Secretary since April 1998. During the past five years, the principal occupations of the officers have been as follows:
Paul F. Costello -- Managing Director of Mentor Investment Group, LLC and Wheat First Butcher Singer, Inc., and Mentor Investment Advisors, LLC -- President, Mentor Funds, Mentor Variable Investment Portfolios, America's Utility Fund, Inc., Mentor Institutional Trust, and Cash Resource Trust; Director, Mentor Perpetual Advisors, LLC and Mentor Trust Company. Terry L. Perkins -- Senior Vice President and Treasurer, Mentor Investment Group, LLC; Treasurer, Mentor Funds, Mentor Variable Investment Portfolios, Cash Resource Trust, Mentor Institutional Trust, and America's Utility Fund, Inc.; formerly, Treasurer and Comptroller, Ryland Capital Management, Inc. Geoffrey B. Sale -- Associate Vice President and Secretary, Mentor Investment Group, LLC; Clerk, Mentor Institutional Trust; Secretary, America's Utility Fund, Inc., Cash Resource Trust, Mentor Funds, and Mentor Variable Investment Portfolios. Each person named as an officer has been elected to the indicated office by the Board of Directors and serves at the pleasure of the Board.

     The Fund has a standing Audit Committee currently consisting of Messrs. Dreyfuss, Barrentine, and Moelchert, each of whom is a Director and not an interested person of the Fund. The Audit Committee reviews both the audit and non-audit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Fund has no other committees of the Board of Directors.

     During the fiscal year ended October 31, 1997, there were four meetings of the Board of Directors and two meetings of the Audit Committee. Each of the incumbent Directors who served as a Director during the fiscal year ended October 31, 1997 attended at least 75% of the meetings of the Board of Directors and the Audit Committee he was eligible to attend that were held during the fiscal year ended October 31, 1997.

     The table below shows the shares of the Fund held on or about July 15, 1998 by (i) each Director and the President of the Fund and (ii) all Directors and the President of the Fund as a group.



                                                   Ownership of
                    Name                        Shares of the Fund     Percent of Shares
--------------------------------------------   --------------------   ------------------
Daniel J. Ludeman                                      3,000                  *
Troy A. Peery, Jr.                                         0                  *
Arnold H. Dreyfuss                                         0                  *
Thomas F. Keller                                           0                  *
Peter J. Quinn, Jr.                                        0                  *
Louis W. Moelchert, Jr.                                    0                  *
Arch T. Allen, III                                         0                  *
Weston E. Edwards                                     47,089                  *
Jerry R. Barrentine                                    6,025                  *
J. Garnett Nelson                                      7,017                  *
Paul F. Costello                                           0                  *
All Directors and the President as a Group            63,131                  *

----------
* Less than 1% of the outstanding shares of the Fund.

     Investment adviser and administrator. Mentor Investment Advisors, LLC, a Virginia limited liability company, serves as investment adviser to the Fund; Mentor Investment Group, LLC, a Virginia limited liability company ("Mentor Investment Group"), serves as administrator to the Fund. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group and its affiliates. Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc., which is in turn a wholly owned subsidiary of First Union Corp. The business address of Mentor Advisors, Mentor Investment Group, LLC, and Wheat First Butcher Singer, Inc. is 901 East Byrd Street, Richmond, Virginia 23219.

     On January 31, 1998, Wheat First Butcher Singer, Inc., Mentor's parent company, was acquired by First Union Corp. ("First Union"). First Union is a global financial services company with approximately $172 billion in assets and $12 billion in total stockholders' equity. Certain Directors and officers of the Fund who are interested persons of Mentor Advisors or the Fund benefitted from that transaction due to their ownership of, or positions with, Wheat, First Butcher Singer, Inc. or its affiliates.

     Section 16(a) Beneficial Ownership Reporting Compliance. The Fund's Directors and officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of Mentor Advisors, are required to file with the Securities and Exchange Commission certain reports regarding their ownership of the Fund's common stock and any changes in that ownership. Specific dates for the filing of such reports have been established, and the Fund is required to report in this proxy statement any failure by such persons to file the reports by those dates during its most recent fiscal year. To the knowledge of the Fund, none of such persons failed to file such reports by the required dates during the Fund's fiscal year ended October 31, 1997. For this purpose, the Fund has relied solely on the representations of its incumbent Directors and officers and on copies of reports filed with the Securities and Exchange Commission.

     Required vote. The election of the nominees to the Board of Directors requires the vote of a plurality of the shares voted.

     The Board of Directors recommends that shareholders vote FOR the election of each of the nominees as a Director of the Fund.

II. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, including the Directors who are not interested persons of the Fund, has selected KPMG Peat Marwick LLP ("KPMG") as independent accountants for the Fund for the fiscal year ending October 31, 1998. KPMG was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. No representative of KPMG is expected to be present at the Meeting, although an opportunity will be afforded KPMG to make a statement if it desires to do so and to respond to appropriate questions.

     Coopers & Lybrand L.L.P. served as independent accountants for the Fund until December 11, 1996.

     The Board of Directors recommends that you vote "FOR" this proposal.


III. MISCELLANEOUS

     Voting of proxies. If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of each Director and ratification of independent accountants.

     Other business. The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board of Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     Quorum. The Fund's Bylaws provide that the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

     Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals, in accordance with applicable law, to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the shareholders present in person or represented by proxy at the session of the Meeting to be adjourned, as permitted by applicable law. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

     Tabulation of votes. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Fund to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect Directors, but will have the effect of a negative vote on the proposal to ratify the Fund's independent accountants.

     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Fund intends to hold an annual meeting of shareholders in 1999 to elect Directors and to ratify or reject the selection of its independent accountants, among other things. Shareholder proposals for inclusion in the Fund's proxy statement for the meeting must be received by the Fund no later than April 28, 1999.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.

August 3, 1998

                            MENTOR INCOME FUND, INC.

                ANNUAL MEETING OF SHAREHOLDERS o AUGUST 26, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Paul F. Costello, Terry L. Perkins and Geoffrey B. Sale, and each of them separately, as proxies, with power of substitution to each, to represent and to vote in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of MENTOR INCOME FUND, INC. (the "Fund") to be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, on Wednesday, August 26, 1998, at 10:00 a.m., and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR IN ITEM 1 AND IN FAVOR OF ITEM 2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Director declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Directors recommends a vote FOR each proposal.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE COMMENTS?
___________________________________            _________________________________
___________________________________            _________________________________
___________________________________            _________________________________

________________________________________________________________________________


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE





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________________________________    1. To elect three Directors to hold office
                                       for the term specified and until their
    MENTOR INCOME FUND, INC.           successors are duly elected and qualified.

________________________________                            For All   Withhold   For All
                                                            Nominees    All      Except

                                                             [  ]       [  ]      [  ]

                                        Jerry R. Barrentine
                                        Arnold H. Dreyfuss
                                        Arch T. Allen, III

                                        NOTE: If you do not wish your shares voted "For" a
                                        particular nominee, mark the "For All Except" box and
                                        strike a line through the name(s) of the nominee(s).
                                        Your shares will be voted for the remaining nominee(s).


                                     2. To ratify or reject the elections of KPMG Peat Marwick LLP as independent accountants of the Fund for the fiscal
                                        year ending October 31, 1998.

                                                               For      Against    Abstain
                                                               [  ]      [  ]       [  ]


Please be sure to sign and   Date
date this Proxy.
                                        Mark box at right if an address change or comment has been
                                        noted on the reverse side of this card.              [  ]


Stockholder sign here     Co-owner sign here     RECORD DATE SHARES:



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